United States
Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2007

Langer, Inc.
(Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	1-12991 (Commission File Number)	11-2239561 (IRS Employer Identification Number)

450 Commack Road, Deer Park, New York (Address of principal executive offices)	11729-4510 (Zip Code)

Registrant’s telephone number, including area code: 631-667-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

This Current Report on Form 8-K is being filed to provide additional pro forma financial information with respect to the acquisition by the Company of Twincraft, Inc., which closed on January 23, 2007, so that it can be incorporated by reference into the Company's Registration Statement (Registration No. 333-139882).

Item 9.01 Financial Statements, Pro Forma Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

The pro forma consolidated statement of operations for the year ended December 31, 2006, and the nine months ended September 30, 2007, is filed herewith as Exhibit 99.1.

(c)	Exhibits. The following Exhibit is filed as a part of this Current Report, as amended:

Exhibit No.	Description
99.1	Pro Forma Consolidated Statement of Operations for the year ended December 31, 2006, and the nine months ended September 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: November 16, 2007	Langer, Inc. By: /s/ Kathleen P. Bloch Kathleen P. Bloch Vice President and Chief Financial Officer

Exhibit Index

Exhibit No	Description
99.1	Pro Forma Consolidated Statement of Operations for the year ended December 31, 2006, and the nine months ended September 30, 2007.